Gross Realized Gains and Losses on Sales and OTTI on Securities Available for Sale (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Gross realized gains	$ 210	$ 210	$ 152
Gross realized losses	(87)	(17)	(34)
OTTI	(6)	(2)	(20)
Net securities gains	$ 117	$ 191	$ 98